UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 6, 2008

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On March 6, 2008, Mr. W. Kendall Chalk, Senior Executive Vice President and Chief Credit Officer, made his decision to retire effective September 1, 2008.

            BB&T Corporation (“BB&T”) also announced that Clarke R. Starnes III, a Senior Executive Vice President and the Specialized Lending Group Manager, has been named as Mr. Chalk’s successor. Mr. Starnes, 48, was named to BB&T’s executive management team in December 2006, and has 26 years of service with BB&T.

            A copy of the press release issued by BB&T on March 11, 2008, making this announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Copy of Press Release announcing retirement of Mr. W. Kendall Chalk, Senior Executive Vice President and Chief Credit Officer.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       March 11, 2008